UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

001-33279	NTR ACQUISITION CO. (Incorporated in Delaware) 100 Mill Plain Road, Suite 320 Danbury, CT 06811 Phone: (203) 546-3437	13-4335685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 5, 2007, NTR Acquisition Co. (“NTR”) held a conference call and webcast for investors and the public to discuss its proposed acquisition of Kern Oil & Refining Co. (“Kern”). The acquisition of Kern will be submitted for shareholder approval at a special meeting of NTR stockholders and this communication may be deemed to be solicitation material in respect of the proposed acquisition. The transcript of the conference call is included as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Where You Can Find Additional Information

NTR intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (and any amendments thereto) and to mail a definitive proxy statement and other relevant documents (collectively referred to as the “proxy statement”) to NTR shareholders in connection with NTR’s solicitation of proxies to approve the proposed acquisition and related matters. NTR shareholders are advised to read, when available, NTR’s proxy statement, which will contain important information about Kern, NTR and the proposed acquisition. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed acquisition. Once available, shareholders will be able to obtain a copy of any proxy statement without charge at the SEC’s internet site at www.sec.gov, or by directing a request to: NTR Acquisition Co., 100 Mill Plain Road, Suite 320, Danbury, CT 06811.

NTR and its directors and officers may be deemed participants in the solicitation of proxies from NTR’s shareholders. A list of the names of those directors and officers and descriptions of their interests in NTR is contained in the prospectus for NTR’s initial public offering dated January 30, 2007, which is filed with the SEC and NTR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and will also be contained in NTR’s proxy statement when it becomes available. NTR’s shareholders may obtain additional information about the interests of its directors and officers in the proposed acquisition by reading NTR’s proxy statement when it becomes available.

Certain Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. Although NTR believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. Among the many factors that could cause actual results to differ from forward-looking statements contained herein and in the exhibits hereto include: economic, business and political conditions in the United States and abroad; fluctuations in oil and gas prices; the availability of and ability to access crude oil supply; changes in demand; costs and results of future capital improvements; changes in applicable laws and regulations; the ability to obtain required approvals from NTR’s shareholders or regulatory approvals for the acquisition; risks that closing of the transaction is substantially delayed or does not occur at all; risks that Kern’s business will not be integrated successfully with NTR’s; and other risk factors set forth from time to time in NTR’s filings with the SEC. The inclusion of any forward-looking statement herein should not be regarded as a representation by NTR that NTR’s objectives will be achieved. NTR undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Written Transcript from Conference Call and Webcast held on November 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTR ACQUISITION CO.

Dated: November 8, 2007	By:	/s/ Mario E. Rodriguez
Mario E. Rodriguez
Chief Executive Officer